ALPS ETF TRUST

ALPS Hillman Active Value ETF (NYSE ARCA: HVAL)

(the “Fund”)

Supplement dated September 13, 2021 to the Prospectus, and Statement of Additional Information (“SAI”), each dated June 28, 2021.

All changes noted in this supplement will be effective prior to commencement of trading on October 1, 2021 (the “Effective Date”).

As of the Effective Date, the number of Shares constituting the Fund’s Creation Unit shall decrease from 50,000 Shares to 25,000 Shares. Therefore all references to the number of Shares constituting the Fund’s Creation Unit as “50,000 Shares” shall hereby be deleted and replaced with references to “25,000 Shares” as of the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE